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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------
                                    FORM 8-K
                                    --------


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): November 1, 1999




                              IRT PROPERTY COMPANY
             (Exact name of registrant as specified in its charter)

               GEORGIA                               1-7859                          58-1366611
           (State or other                  (Commission file number)              (I.R.S. Employer
    jurisdiction of incorporation)                                               Identification No.)

                              200 GALLERIA PARKWAY
                                   SUITE 1400
                             ATLANTA, GEORGIA 30339
                    (Address of principal executive offices)
                                 (770) 955-4406
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

         IRT Property Company (the "Company") and its bank creditors entered a $100,000,000 Credit Agreement dated as of November 1, 1999 among the Company, Wachovia Bank, N.A., First Union National Bank, Wachovia Securities, Inc., AmSouth Bank, SouthTrust Bank, N.A., and SunTrust Bank, Atlanta (the "New Credit Agreement"). Proceeds of the New Credit Agreement were used to pay off the Amended and Restated Loan Agreement, dated as of September 9, 1998, by and among the Company and NationsBank, N.A., AmSouth Bank and First Union National Bank, as Banks, NationsBank, N.A., as the Swing Loan Lender, and NationsBank, N.A., as the Administrative Agent for the Banks (the "Old Credit Agreement"). The Company has also entered a $5,000,000 Revolving Loan Credit Agreement dated as of November 1, 1999, between the Company and Wachovia Bank, N.A. (the "Swing Line Agreement"). In connection with the extension of the New Credit Agreement and the Swing Line Agreement, the Company's bank creditors requested that IRT Capital Corporation II ("IRTCCII"), IRT Management Company ("IRTMC"), and IRT Alabama, Inc. ("IRTAI"), guarantee the Company's indebtedness under the New Credit Agreement and the Swing Line Agreement.

         The Company, as issuer, IRTCCII, IRTMC, IRTAI, and IRT Partners L.P. ("LP"), as guarantors (collectively, the "Guarantors"), and SunTrust Bank, Atlanta, as trustee (the "Trustee") entered into Supplemental Indenture No. 4 ("Supplemental Indenture No. 4"), dated as of November 1, 1999, pursuant to which the Guarantors have guaranteed the Company's "Obligations" (as defined in the Supplemental Indenture No. 4) under senior debt securities of the Company issued, or to be issued, under the Indenture between the Company and the Trustee, dated November 9, 1995, previously filed with the Company's Shelf Registration Statement No. 33-63523 on Form S-3 (as amended, supplemented or otherwise modified through the date hereof).

         Similarly, the Company, as issuer, the Guarantors, as guarantors, and the Trustee, as trustee, have entered into Supplemental Indenture No. 2 ("Supplemental Indenture No. 2"), dated as of November 1, 1999, pursuant to which the Guarantors have guaranteed the Company's "Obligations" (as defined in Supplemental Indenture No. 2) under senior debt securities of the Company issued, or to be issued, under the Indenture between the Company and the Trustee, dated September 9, 1998, the form of which was previously filed with the Company's Shelf Registration Statement No. 333-48571 on Form S-3 (as amended, supplemented or otherwise modified through the date hereof).

         Copies of the New Credit Agreement, the Swing Line Agreement, Supplemental Indenture No. 4, and Supplemental Indenture No. 2 are included as Exhibits hereto, and all descriptions included herein are qualified in their entirety by reference thereto.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits
                  --------

                  Exhibit No.       Description
                  -----------       -----------

                  4.5               Supplemental Indenture No. 2, dated as of
                                    November 1, 1999, among IRT Property
                                    Company, as issuer, IRT Capital Corporation
                                    II, IRT Management Company, IRT Alabama,
                                    Inc., and IRT Partners L.P., as guarantors, and SunTrust Bank, Atlanta, as trustee
                                    (Registration Statement No. 333-48571)


                  4.7               Supplemental Indenture No. 4, dated as of
                                    November 1, 1999, among IRT Property
                                    Company, as issuer, IRT Capital Corporation
                                    II, IRT Management Company, IRT Alabama,
                                    Inc., and IRT Partners L.P., as guarantors, and SunTrust Bank, Atlanta, as trustee
                                    (Registration Statement No. 33-63523)

                  10.12             $100,000,000 Credit Agreement dated as of
                                    November 1, 1999, among the Company,
                                    Wachovia Bank, N.A., First Union National
                                    Bank, Wachovia Securities, Inc., AmSouth
                                    Bank, SouthTrust Bank, N.A., and SunTrust
                                    Bank, Atlanta which replaces the Amended and Restated Loan Agreement, dated as of September 9, 1998, by and among the Company and NationsBank, N.A., AmSouth Bank and
                                    First Union National Bank,  as Banks,
                                    NationsBank, N.A., as the Swing Loan Lender, and NationsBank, N.A., as the Administrative
                                    Agent for the Banks, including the Guaranty files as an exhibit to the Company's report on Form 8-K dated September 15, 1998.

                  10.13             $5,000,000 Revolving Loan Credit Agreement
                                    dated as of November 1, 1999, between the
                                    Company and Wachovia Bank, N.A.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             IRT PROPERTY COMPANY


Date:  November 12, 1999                     By:  /s/ James G. Levy
                                             -----------------------------
                                                James G. Levy
                                                Senior Vice President & Chief
                                                    Accounting Officer


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